                                                                   EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                            W-H ENERGY SERVICES, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


            In connection with the accompanying report on Form 10-K for the period ended December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth T. White, Jr., the Chief Executive Officer of W-H Energy Services, Inc. (the "Company"), hereby certify, to my knowledge, that:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

                                       /s/  Kenneth T. White, Jr.
                                       -----------------------------------
                                       Name: Kenneth T. White, Jr.
                                       Date: March 28, 2003


This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                            W-H ENERGY SERVICES, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


            In connection with the accompanying report on Form 10-K for the period ended December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey L. Tepera, the Chief Financial Officer of W-H Energy Services, Inc. (the "Company"), hereby certify, to my knowledge, that:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

                                       /s/  Jeffrey T. Tepera
                                       -----------------------------------
                                       Name: Jeffrey L. Tepera
                                       Date: March 28, 2003

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.